JLL GEB AIP Page 1 of 8 GLOBAL EXECUTIVE BOARD ANNUAL INCENTIVE PLAN Effective Date: February 23, 2024

JLL GEB AIP Page 2 of 8 1. PLAN OBJECTIVE As part of its executive compensation program, Jones Lang LaSalle Incorporated (“JLL” or the “Company”) has adopted the Global Executive Board (“GEB”) Annual Incentive Plan (the “Plan”) to provide an annual incentive bonus opportunity for members of the GEB (and others as determined in the sole discretion of the Compensation Committee of JLL’s Board of Directors (the “Committee”)) based on the achievement of performance measures established by the Committee each fiscal year for the Company, an individual Business Unit, and/or an individual participant. The Plan is intended to provide an additional means to attract, motivate, and retain JLL’s most senior leadership, and to link a significant element of each Participant’s compensation to the attainment of performance measures that enhance shareholder value. 2. EFFECTIVE DATE The Plan shall be established effective February 23, 2024 (“Effective Date”) and will continue in effect until such time as it is otherwise terminated by the Committee in accordance with Paragraph 15 of the Plan. The Plan supersedes all prior related Company bonus plans in affect for Participants, and JLL reserves the right to amend or discontinue the Plan, or to reduce, suspend or discontinue future contributions or benefits, at any time and for any reason. 3. DEFINITIONS A. ADMINISTRATOR – The Committee and its delegates (to the extent that the Committee delegates its authority in accordance with the terms of the Plan) shall administer the Plan. B. ADJUSTED NET INCOME (ANI) – GAAP Net Income adjusted to exclude restructuring and acquisition charges, net non-cash MSR and mortgage banking derivative activity, amortization of acquisition-related intangibles(1.), net (gain) loss on dispositions, interest on employee loans net of forgiveness, after-tax JLLT and LaSalle equity earnings (losses), tax impact of adjusted items and other non-recurring or extraordinary events as determined by the Administrator in good faith. (1.) Excludes the noncontrolling interest portion of amortization of acquisition-related intangibles which is not attributable to common shareholders. C. AIP ADJUSTED EBITDA – EBITDA is GAAP Net Income adjusted to add interest expense net of interest income, income tax provision, and depreciation and amortization(1). EBITDA is adjusted to exclude restructuring and acquisition charges, net non-cash MSR and mortgage banking derivative activity, net loss (gain) on dispositions, interest on employee loans net of forgiveness, and after-tax JLLT and LaSalle equity earnings (losses) and other non-recurring or extraordinary events as determined by the Administrator in good faith. (1.) Excludes the noncontrolling interest portion of amortization of acquisition-related intangibles which is not attributable to common shareholders. D. AIP ADJUSTED EBITDA MARGIN – AIP Adjusted EBITDA divided by externally reported Fee Revenue.

JLL GEB AIP Page 3 of 8 E. BOARD OF DIRECTORS – The Board of Directors of the Company. F. BUSINESS UNIT – Any of the Company’s business lines or any majority-owned business organization of the Company or its direct or indirect subsidiaries, including corporations, limited liability companies, partnerships, and any “subsidiary corporation” as defined in Section 424(f) of the Internal Revenue Code (the “Code”). G. CAUSE – “Cause” means, unless stated otherwise in a Participant’s operative employment document, and as determined in the Company’s sole discretion (i) violations of the Company’s policies or Code of Ethics; (ii) willful or grossly negligent misconduct; (iii) sustained underperformance or breach of the Participant’s duties as an officer or employee of the Company; or (iv) fraud, embezzlement, theft, falsification of documents, use or distribution on premises of illegal drugs, refusal to cooperate with an investigation, criminal activity, or any other similar dishonest conduct. Any determination of whether Cause exists shall be made by the Administrator in its sole discretion. H. COMMITTEE – The Compensation Committee of the Board of Directors, the composition and processes of which are governed by the Committee’s Charter. I. ELIGIBLE EMPLOYEE – Members of the GEB (or others as determined in the sole discretion of the Administrator) who are employed during each applicable Plan Period and remain employed by the Company on the date of payment of awards under the Plan or are alternatively eligible pursuant to the Company’s Severance Pay Plan (the “Severance Plan”) or under a separate Change in Control Agreement (“CiC Agreement”). An individual who may otherwise be an Eligible Employee may be considered ineligible at any time and for any reason in the Administrator’s sole discretion, regardless of whether the individual remains an employee of the Company or any of its Business Units. If these decisions are made, would expect the Administrator would discuss with the CEO and Company management as appropriate. J. INCENTIVE AWARD – The incentive opportunity established for a Participant in a Plan Period. K. PARTICIPANT – An Eligible Employee who is selected by the Administrator to participate in the Plan in a relevant Plan Period. Participation in the Plan is at the sole discretion of the Administrator, in consultation with Company management. If a Participant is first employed or becomes a member of the GEB after the beginning of a Plan Period, the Administrator may, in its sole discretion, prorate a Participant’s Target Incentive Award based on the number of calendar days in the Plan Period during which the Participant was employed or a member of the GEB. L. PERFORMANCE OBJECTIVE – The performance objective or objectives established by the Administrator in its sole discretion for each Plan Period, which must be attained as a condition to the earning and payment of an Incentive Award for that Plan Period. Performance Objectives may consist of such specified Company or Business Unit levels of performance relating to performance criteria established by the Administrator, as well as individual performance measurements applicable to a Participant, including, but not limited to, one or more of the following performance criteria: (i) AIP Adjusted EBITDA; (ii) AIP Adjusted EBITDA Margin; (iii) strategic factors; and (iv) such other measurements as the Administrator may establish from time to time.

JLL GEB AIP Page 4 of 8 M. PLAN PERIOD – Unless otherwise determined by the Administrator, the Company’s fiscal year. N. RETIREMENT – Shall mean the termination of employment, in each of the cases set forth below: 1. For Employees Hired Prior to January 1, 2015 and who were 48 years old or older but younger than 52 years old on January 1, 2015, (1) being at least fifty-seven (57) years old with at least eight (8) years of service to the Company and its Affiliates, (2) being at least fifty-seven (57) years old and having any combination of age plus years of service to the Company and its Affiliates equal to at least sixty-five (65) or (3) attainment of the statutory retirement age as defined within the country of the Participant’s residence or citizenship, as applicable. 2. For Employees Hired On or After January 1, 2015 and where any one of the following conditions has been met: (1) being at least sixty (60) years old with at least five (5) years of service to the Company and its Affiliates, (2) being at least sixty (60) years old and having any combination of age plus years of service to the Company and its Affiliates equal to at least sixty-five (65) or (3) attainment of the statutory retirement age as defined within the country of the Participant’s residence or citizenship, as applicable. In the case of a Participant who was previously employed by the Company and was re-hired on or after January 1, 2015, prior service will be recognized, and he or she will be covered by clause (i) above depending on his or her age on January 1, 2015. In the case of a Participant who becomes employed by the Company as the result of a merger or acquisition, the definition of “Retirement” shall be governed by the applicable contractual documentation related to the transaction, but in the absence thereof then prior service will be recognized and he or she will be covered by clause (i) above depending on his or her age on January 1, 2015. In addition, in the cases of each of clauses (i) and (ii) above, the Company or the Committee may in its discretion impose on a Participant additional conditions regarding non-competition and non- solicitation of clients and employees in order for the Participant to realize the benefits relating to a qualified Retirement for purposes of the Plan. 4. OPERATION OF THE PLAN A. DETERMINATION OF THE INCENTIVE AWARD. The primary steps for the determination of the incentive awards for each Plan Period include: 1. At the start of each Plan Period, i. Administrator shall confirm the Plan Participants and their Target Incentive Award in consultation with JLL CEO and other Company management. ii. Administrator shall establish corporate Performance Objectives, Performance Objective targets, weightings and applicable payout curves for each Plan Period in consultation with JLL CEO and other Company management. iii. JLL CEO, in consultation with Human Resources, shall partner with each Participant and establish individual performance objectives for each Plan Period. iv. Target Incentive Award amounts, Performance Objectives, weightings, targets, and applicable payout curves shall be communicated to each Participant.

JLL GEB AIP Page 5 of 8 2. At the conclusion of each Plan Period: i. Funded Incentive Awards determined: JLL CEO and other Company management shall provide a review and assessment of Company performance results and Administrator shall certify performance against each corporate Performance Objective established. The Target Incentive Award is modified by this corporate performance factor to determine the “Funded Incentive Award". ii. Individual Leadership Multiplier determined: JLL CEO shall provide an assessment of individual Participant performance during the Plan Period and recommend an appropriate “Leadership Multiplier”. The Leadership Multiplier is a factor that can adjust an individual Participants Funded Incentive Award up or down by 20% and considers performance against individual performance objectives, leadership behaviors, performance not captured by the financial metrics, and other factors deemed relevant for the Plan Period. The aggregate value of the Funded Incentive Awards for Plan Participants, excluding the JLL CEO, after modification by the JLL CEO recommended Leadership Multipliers, cannot exceed 110% of the aggregate Funded Incentive Awards. The Administrator will review the CEO’s performance during the Plan Period and recommend an appropriate Leadership Multiplier for the CEO. iii. Final Incentive Awards Determined: The Administrator may exercise discretion to increase, or decrease, the amount of the Funded Incentive Award, as modified by the Leadership Multiplier, to be paid to any Participant based on their assessment of the individual’s performance, input from the JLL CEO, important considerations for the Plan Period that are not captured in the corporate Performance Objectives or any other consideration deemed relevant by the Administrator. B. PAYMENT OF INCENTIVE AWARDS. An Incentive Award is “earned” only after of all of the following have occurred: (1) the Plan Period ends, (2) the Company’s audited financial results for Plan Period are completed, (3) the Administrator authorizes the payment of Incentive Awards for the Plan Period, (4) the Participant remains employed by the Company on the date of payment of awards under the Plan, or alternatively is eligible for such payment under Section 5 or under the Severance Plan or CiC Agreement, and (5) the Incentive Award is actually paid to a Participant or, if applicable, his or her estate. The Company will abide by all local regulations and any legal or contractual requirements relating to the payment of Incentive Awards. Payment of Incentive Awards for a Plan Period will be made by March 15 following the completion of a Plan Period unless otherwise determined by the Company. 5. CONTINGENCIES A. EMPLOYMENT TERMINATION – Unless the Administrator exercises its discretion under Section 5.B.: 1. Voluntary termination of employment with the Company by a Participant prior to the payment of an Incentive Award will result in the forfeiture of any rights or interests to such payments.

JLL GEB AIP Page 6 of 8 2. Involuntary termination of employment of a Participant by the Company without Cause prior to the payment of an Incentive Award will follow the provisions of the Severance Plan or CiC Agreement. 3. Termination of employment for Death or Permanent Disability of a Participant will result in pro rata payment. Any such Incentive Award payment shall be prorated based on target and the Participant’s days of active service during the Plan Period and as otherwise adjusted by the Administrator. 4. Termination of employment for Retirement of a Participant will result in pro rata payment. Any such Incentive Award payment shall be prorated based the Participant’s days of active service during the Plan Period and adjusted based on the actual attainment of the Performance Objectives for the Plan Period and as otherwise adjusted by the Administrator 5. The Company will abide by all local regulations and any legal or contractual requirements. B. COMPANY DISCRETION – The Administrator, in its sole discretion, may determine that a terminated employee who had been a Participant for part or all of the Plan Period will be eligible to be paid an Incentive Award for the Plan Period. Any such Incentive Award payment may be calculated as if employment had continued throughout the Plan Period based on the actual attainment of the Performance Objectives for the Plan Period, or payment may be prorated based the Participant’s actual length of active service during the Plan Period or some other method at the discretion of the Administrator, in consultation with the CEO and Company management. C. TIMING RULE IN CASE OF AWARDS MADE FOLLOWING TERMINATION – Subject to the terms and conditions of this Plan, Incentive Awards payable to a Participant (or his or her estate) following termination of employment shall be paid at the time that Incentive Awards are payable to continuing Participants generally in respect of the relevant Plan Period except that awards following termination for Death or Permanent Disability shall be paid as soon as possible following termination of employment. If the Participant's rights relating to an Incentive Award cause it to be a deferral of compensation under Code Section 409A, no acceleration of the time of payment will be permitted to the extent necessary to comply with applicable rules under Code Section 409A. D. AWARDS ARE SUBJECT TO RECOUPMENT – Incentive Awards under this Plan are subject to recoupment pursuant to the Company’s Policy on Recoupment of Incentive Compensation, which is separately administered by the Committee. 6. PLAN ADMINISTRATION The Administrator shall have the discretionary authority and responsibility for all aspects of administration of the Plan, including to: A. Interpret and construe the Plan, including all terms defined in the Plan. B. Select those Eligible Employees who will participate in the Plan. C. Establish or adjust the Performance Objectives and related terms for each Plan Period.

JLL GEB AIP Page 7 of 8 D. Certify the level of each Performance Objective attained for a Plan Period, and that other terms upon which payment of Incentive Awards is conditioned have been satisfied. E. Final approval of payments to Participants. F. Correct any defects and omissions in the Plan and in any Incentive Award. G. Adopt such procedures, rules and regulations to implement and administer the Plan as it deems necessary or appropriate. 8. TAX AND OTHER WITHHOLDINGs Relevant income taxes, other required taxes and other applicable withholdings, including but not limited to any amounts owed to the Company, will be withheld from all payments under the Plan in accordance with applicable law. 9. DISCLAIMER OF EMPLOYMENT RIGHTS No provision in the Plan shall be construed to confer upon any individual the right to remain in the employ of or service with the Company or to interfere in any way with the right and authority of the Company either to increase or decrease the compensation of any individual, including any Participant, at any time, or to terminate any employment or other relationship between any individual and the Company. 10. NONEXCLUSIVITY OF PLAN The adoption of the Plan shall not be construed as creating any limitations upon the right and authority of the Company to adopt such other incentive compensation arrangements or other agreements, including employment agreements or severance agreements, as the Company determines desirable in its discretion. 11. SEVERABILITY If any provision of the Plan shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction. 12. PROVISIONS OF PLAN CONTROL; EFFECT OF PLAN In the event of any conflict between the terms of this Plan and the terms of any employment, compensation or similar agreement between the Company and a Participant, the terms of the Plan shall prevail, subject to any applicable notice restrictions. This Plan shall supersede and replace any individual bonus arrangements in place between the Participants and the Company. 13. GOVERNING LAW This Plan shall be governed by, and construed and enforced in accordance with, the laws of the State of Illinois.

JLL GEB AIP Page 8 of 8 14. SECTION 409A OF THE CODE The Plan is not intended to provide for deferral of compensation for purposes of Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”). The provisions of the Plan shall be interpreted in such a manner so as not to provide for deferral of compensation for purposes of Section 409A of the Code and the Plan shall be operated accordingly. If any provision of the Plan would otherwise frustrate or conflict with this intent, the provision, term or condition will be interpreted and deemed amended so as to avoid this conflict. Notwithstanding the foregoing, to the extent that any payment under this Plan is subject to Section 409A of the Code, the provisions of Section 409A of the Code and the regulations issued thereunder are incorporated herein by reference to the extent necessary for any payment that is subject to Section 409A of the Code to comply therewith. In such event, the provisions of the Plan shall be interpreted in a manner that satisfies the requirements of Section 409A of the Code and the related regulations, and the Plan shall be operated accordingly. If any provision of the Plan would otherwise frustrate or conflict with this intent, the provision, term or condition will be interpreted and deemed amended so as to avoid this conflict. Notwithstanding any other provisions of the Plan, the Company does not guarantee to any Participant that any payment intended to be exempt from Section 409A of the Code shall be so exempt, nor that any payment intended to comply with Section 409A of the Code shall so comply, nor will the Company indemnify, defend or hold harmless any individual with respect to the tax consequences of any such failure. 15. AMENDMENT AND TERMINATION OF PLAN The Committee shall have the right, with or without notice to amend the Plan from time to time – including, without limitation, the calculation and method of the bonus, and the calculation and method of determining eligibility for bonus payments – or to repeal it entirely or to direct the discontinuance of payments either temporarily or permanently. Notwithstanding the foregoing, to the extent that an amendment or other modification is subject to Section 409A of the Code, the amendment or other modification shall be drafted and administered in a manner that will comply with Section 409A of the Code, including regulations or other guidance issued with respect thereto. ---------------------------------------------END OF THE PLAN----------------------------------------------